Exhibit 99.906 CERT

CERTIFICATION PURSUANT TO 18 U.S.C. Section 1350 AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES OXLEY ACT OF 2002

I, Noreen D. Beaman, Chief Executive Officer of Brinker Capital Destinations Trust (the “Registrant”), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.       The Form N-CSR of the Registrant for the annual period ended February 28, 2022, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.       The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:	May 6, 2022	/s/ Noreen D. Beaman
Noreen D. Beaman, Chief Executive Officer

CERTIFICATION PURSUANT TO 18 U.S.C. Section 1350 AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES OXLEY ACT OF 2002

I, Kevin Fustos, Chief Financial Officer of Brinker Capital Destinations Trust (the “Registrant”), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.       The Form N-CSR of the Registrant for the annual period ended February 28, 2022 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.       The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:	May 6, 2022	/s/ Kevin Fustos
Kevin Fustos, Chief Financial Officer and Treasurer